Exhibit 10.55

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement is entered into as of the Effective Date (as defined below), by and between Selten Pharma, Inc., a Cayman Islands company, having a principal place of business at 751 Laurel St, #520, San Carlos, CA 94070, (“SELTEN”) and VIVUS, Inc., a Delaware company having a principal place of business at 900 E. Hamilton Ave., Suite 550,  Campbell, California 95008 (“VIVUS”).

BACKGROUND

WHEREAS:

SELTEN and its Affiliates own the Patent Rights as defined below, which include one or more claims relating to certain drug products containing Tacrolimus and Ascomycin (as defined below); and

VIVUS desires to obtain and SELTEN desires to assign to VIVUS the Patent Rights on the financial terms and other conditions set forth below.

NOW, THEREFORE, in consideration of the various promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article 1
Definitions

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, will have the meaning set forth below or, if not listed below, the meaning designated where first used in this Agreement, and correlative capitalized terms will have corresponding meanings.

1.1.      “Affiliate”  means, with respect to a specified Party, any corporation or other entity that directly or indirectly controls, is controlled by, or is under common control with such Party.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means possession of at least fifty percent (50%) of the voting stock or other ownership interest of the entity, or the power to direct or cause the direction of the management and policies of the entity, or the power to elect or appoint at least fifty percent (50%) of the members of the governing body of the entity through the ownership of the outstanding voting securities or by contract or otherwise.

1.2.      “Agreement” means this Patent Assignment Agreement, including its Attachments, as the same may be amended from time to time.

1.3.      “Ascomycin” means the compound having the systematic (IUPAC) name (3S,4R,5S,8R,9Z,12S,14S,15R,16S,18R,19R,26aS)-8-ethyl-5,19-dihydroxy-3-{(E)-2-[(1R,3R,4R)-4-hydroxy-3-methoxycyclohexyl]-1-methylvinyl}-14,16-dimethoxy-4,10,12,18-tetramethyl-4,5,6,8,11,12,13,14,15,16,17,18,19,24,25,26,26a-heptadecahydro-3H-15,19-epoxypyrido[2,1-c][1,4] oxazacyclotriclosine-1,7,20,21(23H)-tetrone and may also be referred to as FK520 or SPI-054.

1.4.      “Bankruptcy” means, with respect to a Party, that:  (a) the Party has been declared insolvent or bankrupt by a court of competent jurisdiction and such declaration is not appealable or is not appealed; or (b) a voluntary or involuntary petition in bankruptcy has been filed in any court of competent jurisdiction against the Party and such petition has not dismissed within *** days after filing; or (c) the Party has made or executed an assignment of substantially all of its assets for the benefit of creditors.

1.5.      “Business Day”  means any day other than a Saturday, Sunday, or a day that is a national or bank holiday in the United States.

1.6.      “Commercialization” means any and all activities directed to the manufacture, distribution, marketing, detailing, promotion, selling and, outside of the United States, securing of reimbursement of Product.  When used as a verb, “Commercialize” shall mean to engage in Commercialization.

1.7.      “Commercially Reasonable Efforts” means those commercially reasonable efforts and resources consistent with the usual practices of a company similar in size and resources to VIVUS in pursuing the development, manufacturing or Commercialization of a biologic or pharmaceutical product or therapy owned or licensed by it, with similar product characteristics, which is at a similar stage of research, development or Commercialization, taking into account efficacy, safety, proprietary position of the product or therapy, including patent and regulatory exclusivity, regulatory structure involved including anticipated or approved labeling and anticipated or approved post-approval requirements, present and future market and commercial potential including competitive market conditions and probability of the profitability of the product or therapy in light of pricing and reimbursement issues, and all other relevant factors including technical, legal, scientific and/or medical factors and the unique nature of Product to be developed, manufactured or Commercialized under this Agreement.

1.8.      “Competing Product” means a product with application in the Field (as defined below) or a product comprising the Licensed Compound.

1.9.      “Confidential Information”  has the meaning ascribed to such term in Section 5.2.

1.10.    “Diligent Efforts” means,  with respect to a Party in reference to commercialization, expending commercially reasonable efforts that are consistent with the efforts typically expended in the pharmaceutical industry, by companies similarly capitalized and situated as the Party, considering relevant factors, for example, technical challenges, market potential, regulatory

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

requirements, patient population, profitability and competitive position, as may be applicable.

1.11.     “Dollars” means the legal currency of the United States.

1.12.     “Effective Date”  means the date of execution by the last Party to sign below.

1.13.     “Exchange Rates” means the exchange rates the Parties agree to use to convert royalty payments in local currency into US dollars.  Exchange rates will be set quarterly based on the close price exchange rates published in the Wall Street Journal on the last Business Day of each calendar quarter. The reset exchange rates shall apply to all royalty payment based on Net Sales recognized in the same calendar quarter.  The exchange rates shall apply to all royalty payments related to the Net Sales recognized during the period for which fixed exchange rate applies independent of the actual invoice date.

1.14.    “FDA” means the United States Food and Drug Administration or any successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.15.    “Field” means the treatment, diagnosis, and/or prevention of pulmonary arterial hypertension (“PAH”) and related vascular diseases.

1.16.     “First Commercial Sale”  means the first sale in an arm’s-length transaction of a VIVUS Product to a Third Party by VIVUS (or any of its Affiliates, assignees or licensees) in a country, following receipt of any necessary Regulatory Approval of the VIVUS Product to permit its marketing in such country.

1.17.    “Indication” means any disease or condition listed under the header “INDICATIONS AND USAGE” of a Product’s approved label upon marketing approval for the Product by a Regulatory Authority.

1.18.    “Licensed Compound” means each of the compounds Tacrolimus and Ascomycin, (each, a “Licensed Compound” and collectively, the “Licensed Compounds”).

1.19.    “Net Sales” for purposes of this Agreement means the amount invoiced or otherwise billed by VIVUS or its Affiliates or sublicensees (“Selling Party”) for sales of a VIVUS Product to a Third Party purchaser, less the following (collectively, “Net Sales Deductions”):

(a)       discounts actually given on a VIVUS Product, including cash, trade and quantity discounts, price reduction or incentive programs (including sales coupons and co-payment programs), retroactive price adjustments with respect to sales of such VIVUS Product, and charge-back payments;

(b)       credits, refunds, returns or allowances actually allowed, paid, received or given, including credits, allowances, discounts and rebates to, and chargebacks from the account of customers for nonconforming, damaged, rejected, outdated and returned, withdrawn or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

recalled VIVUS Product or on account of retroactive price reductions affecting such VIVUS Product;

(c)       rebates, reimbursements, administrative fees or similar allowances actually granted to managed health care organizations or to federal, state and local governments in the VIVUS Territory or any other organization that utilizes any governmental discount program with respect to a VIVUS Product;

(d)       inventory management agreement (IMA) fees, wholesaler fees, and specialty pharmacy charges, in each case, to the extent specifically attributable to the applicable VIVUS Product;

(e)       freight, postage, shipping and insurance charges actually allowed or paid for delivery of a VIVUS Product, to the extent billed as a separate line item by the Selling Party to the Third Party purchaser;

(f)       taxes, duties or other governmental charges imposed on the sale of a VIVUS Product and actually paid by the Selling Party (as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the Selling Party), to the extent billed as a separate line item by the Selling Party to the Third Party purchaser;

provided that all of the foregoing deductions shall be calculated in accordance with then-current generally accepted accounting principles in the Unites States, consistently applied during the applicable calculation period throughout the Selling Party’s organization (“GAAP”).  To the extent that Net Sales Deductions are based on estimates, such estimates will be adjusted to actual on a periodic basis.

A sale of a VIVUS Product is deemed to occur in accordance with GAAP.

For sake of clarity and avoidance of doubt, the transfer of a VIVUS Product by a Selling Party or one of its Affiliates to another Affiliate of such Selling Party or to a sublicensee of such Selling Party for resale shall not be considered a sale; in such cases, Net Sales shall be determined based on the amount invoiced or otherwise billed by such Affiliate or sublicensee to an independent Third Party, less the Net Sales Deductions allowed under this Section.

1.20.    “NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act.

1.21.    “Net Sales Deductions” has the meaning set forth in the definition of “Net Sales” in this Article 1.

1.22.    “Party” means SELTEN or VIVUS, as referred to individually. “Parties” means SELTEN and VIVUS, as referred to collectively.

1.23.    “Patent Office” means the United States Patent and Trademark Office, European Patent

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Office, or other government agency or office responsible for the examination of patent applications or granting of patents in a country, region, or supra-national territory.

1.24.    “Patent Rights” means those patents and patent applications owned by SELTEN or its Affiliates set forth in Attachment 1, including, without limitation, any and all: (a) continuations, continuations-in-part, requests for continued examination, divisions, renewals, substitute applications, and all patents granted thereon, and (b) reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms; and (c) any foreign counterparts of the foregoing.

1.25.    “Prosecute” means, in reference to any Patent Rights, to prosecute, maintain, defend, and take any other action with respect to the Patent Rights in any Patent Office.

1.26.    “Product”  means pharmaceutical compositions containing a Licensed Compound, in the form, formulation, and dosage strength(s) as defined in the NDA approved by the FDA or in the approval of any other Regulatory Authority and any other improvements, line extensions, delivery mechanisms, dosage strengths, formulations, or forms as may be approved in the future by the FDA or other Regulatory Authority, in each case, that contain a Licensed Compound alone or in combination with one or more other active ingredients.

1.27.    “Regulatory Approval” means receipt of all official approvals from the applicable Regulatory Authority or other government, pricing, and/or health authorities in a jurisdiction (country or supra-national organization), such as the FDA or EMA, required for the use or sale of a VIVUS Product for a particular Indication in such jurisdiction, including any approvals for importation, manufacture, pricing, and/or reimbursement where necessary.  For the avoidance of doubt, a notice of approvability or an approvable letter from such a Regulatory Authority shall not be deemed an approval.

1.28.    “Regulatory Drug Application” means a new drug application or product license application or its equivalent filed with and accepted by the FDA after completion of human clinical trials to obtain marketing approval for a Product, or any comparable application filed with and accepted by the Regulatory Authority of a country or jurisdiction other than the United States.

1.29.    “Regulatory Authority” means any applicable supranational, European Union, federal, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity with authority over the development, manufacture, use, marketing and/or sale (including approval of NDAs and other Regulatory Applications) of a pharmaceutical Product in any regulatory jurisdiction throughout the world, including without limitation, the FDA in the United States.

1.30.    “SELTEN Know-How” means all Information that is Controlled as of the Effective Date or during the Term by SELTEN or its Affiliates that relates to any Product in the Field or the research, development, manufacture, use or sale of a Product in the Field in the VIVUS Territory, including but not limited to any notes, records, data, reports, formulations, study

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

designs, and protocols, in each case related to a Licensed Compound.

1.31.    “Stanford Agreement” shall mean the Exclusive Agreement between The Board of Trustees of the Leland Stanford Junior University and Selten Pharma, Inc. having effective date October 25, 2015 as amended from time to time.

1.32.    “Term” has the meaning ascribed to such term in Section 8.1.

1.33.    “Third Party” means any Person other than a Party or any of its Affiliates.

1.34.    “Tacrolimus” means the compound having the systematic (IUPAC) name [3S- [3R*[E(1S*,3S*,4S*)],4S*,5R*,8S*,9E,12R*,14R*,15S*,16R*,18S*,19S*,26aR*]]- 5,6,8,11,12,13,14,15,16,17,18,19,24,25,26,26a-hexadecahydro-5,19-dihydroxy- 3-[2-(4-hydroxy-3-methoxycyclohexyl)-1-methylethenyl]-14,16-dimethoxy-4,10, 12,18-tetramethyl-8-(2-propenyl)-15,19-epoxy-3H-pyrido[2,1-c][1,4] oxaazacyclotricosine-1,7,20,21(4H,23H)-tetrone, monohydrate and also may be referred to as FK506 or SPI-026.

1.35.    “VIVUS Product” means a Product sold by or on behalf of VIVUS.

1.36.    “VIVUS Territory” means worldwide.

Article 2
Assignment of Patents and License to Know-How

2.1.     Assignment of Patent Rights.  As of the Effective Date and subject to the terms and conditions of this Agreement,  SELTEN shall and hereby does agree to transfer and assign, and shall cause its applicable Affiliates to transfer and assign, to VIVUS all of SELTEN’s and its Affiliates’ rights, title and interest in and to the Patent Rights, including (i) the right to exclusively or non-exclusively license, sublicense, claim priority to, prosecute, assign and/or otherwise exploit the Patent Rights, without accounting to SELTEN and without payment of consideration to SELTEN other than as set forth herein; and (ii) all causes of action and enforcement rights for the Patent Rights, including all rights to pursue damages, injunctive relief and other remedies for past and future infringement of the Patents Rights.

2.2.     Assignment of Orphan-Drug Designation.  As of the Effective Date and subject to the terms and conditions of this Agreement, SELTEN shall and hereby does agree to transfer and assign, and shall cause its applicable Affiliates to transfer and assign, to VIVUS all of SELTEN’s and its Affiliates’ rights, title and interest in and to any orphan-drug designation it holds in any Licensed Compound, including but not limited to the orphan drug designation for tacrolimus designated on March 16, 2015.

2.3.     Confirmatory Documentation.    Promptly after the Effective Date, SELTEN shall execute, and cause its applicable Affiliates to execute, a confirmatory assignment of the Patent Rights substantially in the form attached as Attachment 2 hereto for VIVUS’s recordation with Patent Offices and agrees to execute all other documents reasonably requested by VIVUS and

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reasonably necessary to evidence with any Patent Office the transfer of said Patent Rights to VIVUS.  VIVUS shall be solely responsible at its own expense for notifying any Patent Offices or other appropriate government agencies of the transfer of ownership of the Patent Rights, and for formally recording documentation of the assignment of the Patent Rights in any Patent Offices, and VIVUS assumes all risk associated with any failure to timely do so with respect to any Patent Rights.  Without limiting the foregoing, SELTEN agrees to use Diligent Efforts to assist VIVUS, at VIVUS’s expense, to secure VIVUS’s rights in the Patent Rights in any and all countries where they are now issued or pending, including the execution of all assignments and all other instruments which VIVUS considers reasonably necessary or appropriate in order to perfect the assignment and conveyance to VIVUS, its successors and assigns of the sole and exclusive right, title and interest in and to such Patent Rights.  SELTEN also agrees to use Diligent Efforts to transfer to VIVUS any ownership or beneficial interest it holds in any orphan-drug designation for Tacrolimus, including but not limited to submitting any information or statement required by 21 CFR §316.27.

2.4.     License to SELTEN Know How.  As of the Effective Date and subject to the terms and conditions of this Agreement, SELTEN hereby grants to VIVUS an exclusive (even as to SELTEN) license under the SELTEN Know-How (i) to use, distribute, import, promote, market, sell, offer for sale, and otherwise commercialize Products in the Field in the VIVUS Territory; (ii) to conduct development activities in support of Regulatory Approval of a Product in the VIVUS Territory; and (iii) to otherwise exploit the Patent Rights.

2.5.     No Implied Licenses.  Except as expressly granted herein, no license or any other right is granted by a Party under any of its patents or any other intellectual property rights to the other Party.

2.6.     Exclusivity.

(a) SELTEN hereby covenants that neither it nor its Affiliates will, directly or indirectly (including via a license with a Third Party), begin a phase II study on a Competing Product earlier than *** years from the Effective Date.

(b) The Parties acknowledge that a failure to comply with the provisions of this Section 2.6  shall constitute a material breach of this Agreement.

2.7       Right of First Refusal.  During the term of this Agreement, VIVUS will have a right of first refusal (the “ROFR”) with respect to any license, sale, assignment, transfer or other disposition by SELTEN of any material portion of intellectual property related to any Competing Product(s) conceived or developed by SELTEN either alone or in collaboration with a Third Party.  SELTEN will first provide VIVUS with written notice of such Competing Product in sufficient detail to allow VIVUS to evaluate the Competing Product. VIVUS shall have *** days from receipt of such notice to provide SELTEN written notice of VIVUS’s intent to pursue a license and if so, the parties shall negotiate, in good faith, a mutually agreeable license for the Competing Product.  If the Parties, acting in good faith, are unable to negotiate a license to the Competing Product within *** days from SELTEN’s receipt of VIVUS’s written notice (the

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“Negotiation Period”),  SELTEN agrees that it will not license the Competing Product to a Third Party on terms more favorable than those last offered to VIVUS for *** from the end of the Negotiation Period, and without first offering the more favorable terms to VIVUS and allowing VIVUS to consider such terms for *** days.

Article 3
Financials and Reporting

3.1.     Upfront Payment.    VIVUS shall pay to SELTEN a one-time, non-refundable, non-creditable, upfront payment of *** Dollars ($***), which amount will be due upon execution of this Agreement and payable within *** days thereafter.

3.2.     Early Termination for Formulation Failure. In the event VIVUS has been unable to develop a formulation for Tacrolimus that is suitable for phase II studies, as determined by VIVUS and at VIVUS’s sole discretion, by ***,  ***, VIVUS will terminate this Agreement subject to Sections 8.2 and 8.3.

3.3.     Milestone Payments.  VIVUS shall make each of the one-time milestone payments indicated below to SELTEN upon the achievement by VIVUS of the corresponding milestone event:

SELTEN Regulatory/Development Milestone Event*	Payment

***	$*****
***	$*****
***	$***
***	$*****
SELTEN Sales Milestone Event
***	$*****
***	$*****
***	$*****

*    These milestone payments by VIVUS to SELTEN will be applicable to either Licensed Compound; provided that such milestone payments shall not exceed *** dollars ($***) in the aggregate.

**  These milestone payments by VIVUS to SELTEN are payable, at VIVUS’s sole option, in all cash or a combination of cash and freely tradeable common stock of VIVUS (the “Payment Option”); provided that in no event shall the payment of common stock exceed *** percent (***%) of the aggregate amount of such milestone payments.  For the sake of clarity, VIVUS may exercise the Payment Option for each of the milestone payments.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Each milestone payment in this Section 3.3 shall be paid only once.  The maximum total amount of payment to SELTEN pursuant to this Section 3.3 shall be *** dollars ($***).  VIVUS shall notify and pay to SELTEN the applicable milestone payment together with the delivery of the quarterly report pursuant to Section 3.6 for the calendar quarter in which the applicable milestone event was achieved.  For clarity, in the event that more than one (1) of the *** thresholds is achieved in a calendar year, VIVUS shall owe each of the corresponding payments.  Each milestone payment hereunder shall be made by wire transfer of immediately available funds into an account designated in writing by SELTEN.  Each such milestone payment is non-refundable and non-creditable against any other payments due hereunder.    VIVUS shall use Diligent Efforts to deliver to SELTEN a courtesy copy of the same report that VIVUS provides to STANFORD under Clause 8.1 of the Stanford Agreement.

3.4.     Royalty Payments to SELTEN

3.4.1.     VIVUS shall pay to SELTEN, on a quarterly basis beginning with the *** ending after the Execution Date, royalties calculated as a percentage of Net Sales of a VIVUS Product in the Field in the VIVUS Territory as follows (“Royalty Payments”):

Aggregate Net Sales of a Product in a calendar year in the Field in the VIVUS Territory	Royalty Rate
***	***%
***	***%
***	***%

3.4.2.     Such royalties shall be payable, on a country-by-country and Product-by-Product basis, beginning on the First Commercial Sale of a VIVUS Product in a particular country and ending on the later of (i) *** years after the First-Commercial Sale in such country, or (ii) the date of expiration of the last-to-expire Patent Right having an issued claim covering the VIVUS Product in such country.

3.4.3.     VIVUS shall have the option to terminate VIVUS’s milestone and royalty payment obligations under Sections 3.3 and 3.4, and to fully pay up the remaining consideration for the assignment of the Patent Rights hereunder, upon making a lump-sum payment to SELTEN in an amount equal to: (i) *** Dollars ($***) if paid on or before the *** day anniversary of Regulatory Approval in the U.S. or (ii) *** Dollars ($***) if paid on or before the *** month anniversary of the first commercial sale of a VIVUS Product to a Third Party (the “Buyout Amount”).

3.4.4.     During the Term, from the Effective Date until such time as VIVUS pays the Buyout Amount to SELTEN, VIVUS shall use Commercially Reasonable Efforts to commercialize each VIVUS Product in each country where VIVUS receives Regulatory Approval for such VIVUS Product.  Upon payment of the Buyout Amount, VIVUS’s milestone and royalty payment obligations shall terminate.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4.5.     In the event of an uncured material breach of Section 2.6  VIVUS shall owe no royalties or milestones to SELTEN for any VIVUS Product sold during a calendar quarter in which a Competing Product is sold by SELTEN or its Affiliates in the VIVUS Territory.

3.5.     Royalty Reduction.  In the event the manufacture or Commercialization of a VIVUS Product, disclosed and claimed in Patent Rights set forth in Attachment 1 or included in the Licensed Patent as defined in the Stanford Agreement, in the VIVUS Territory would necessarily infringe the issued patents of any Third Party absent a license thereunder and VIVUS must obtain a royalty-bearing license under such patents, then VIVUS may deduct such Third Party royalty payments from the Royalty Payments due to SELTEN pursuant to Section 3.4 with respect to a particular VIVUS Product in a particular country in the VIVUS Territory, provided that in no event shall the amount paid to SELTEN during any calendar year be reduced to a royalty rate that is less than ***% of the Royalty Rate due under 3.4.1.  For clarity, such royalty reduction shall not be applicable to the royalty due to Stanford pursuant to the Exclusive Agreement.

3.6.     Royalty Payments and Report.   Royalty payments are due and payable in Dollars *** days after the end of each calendar quarter.  Each payment of royalties due under this Agreement will be accompanied with a report setting forth, on a Product-by-Product and country-by-country basis, the number of units of VIVUS Product sold by VIVUS, its Affiliates and licensees during the applicable calendar quarter, gross sales of VIVUS Product in the applicable country during such calendar quarter, a calculation of Net Sales in the applicable country showing the itemized deductions to the extent practicable provided for in the definition of “Net Sales” during such calendar quarter. This report shall also include the Exchange Rates set for in Section 1.13 and other methodology used in converting Net Sales into Dollars, from the currencies in which sales were made in order to determine the appropriate royalties owed to SELTEN for Net Sales of VIVUS Products during such calendar quarter, with all such amounts reflected in United States Dollars. VIVUS and its Affiliates and licensees shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

3.7.     Records; Inspection.    VIVUS shall keep, and shall cause its Affiliates and licensees to keep, for a period of not less than *** years, true and complete records relating to the determination of Net Sales of VIVUS Products and the royalties due to SELTEN pursuant to Section 3.4.  SELTEN shall have the right, at its sole expense, during the Term following the First Commercial Sale of any VIVUS Product and following reasonable notice, to inspect through an independent accountant reasonably acceptable to VIVUS during regular business hours, the records of VIVUS (or its Affiliates or licensees) relating to the sales of any VIVUS Products; provided, however, that such inspection shall not (i) take place more often than once each calendar year and (ii) audit any records that date prior to the date of the last inspection under this Section, and further provided that, such accountants shall in strict confidence and report to SELTEN only as to the accuracy of the royalty statements and payments and the amount of any underpayment.  Copies of such reports shall be supplied to VIVUS.  If any audit or inspection of VIVUS’s records reveals an underpayment by VIVUS, VIVUS shall make payment to SELTEN of an amount equal to such underpayment within *** days following

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notification by SELTEN to VIVUS of the amount underpaid.  In the event that there has been an underpayment greater than or equal to *** percent (***%), VIVUS shall reimburse SELTEN for the reasonable costs of the relevant audit or inspection.

3.8.     Methods of Payment.  All royalties, milestones and other payments to be made by VIVUS to SELTEN in cash hereunder shall be made by wire transfer from a banking institution in the United States in Dollars in accordance with instructions given in writing by SELTEN.  All cash payments shall be made in immediately available funds by electronic transfer by VIVUS, to the bank account identified below or such other bank account as SELTEN may designate in writing to VIVUS.  Any payments due and payable under this Agreement on a date that is not a Business Day may be made on the next Business Day.

Payment instructions are as follows:

***	***
***	***
***	***
***	***
***	***
***	***

3.9.     Delay in Payment.  In case of any delay in payment by VIVUS to SELTEN, interest on the overdue payment will accrue at *** as reported in The Wall Street Journal, as determined for each month on the last Business Day of that month, plus *** percent (***%), assessed from the day payment was initially due.  The foregoing interest will be due from VIVUS without any notice of delinquency from SELTEN.

3.10.   Taxes.

3.10.1.     VIVUS will make all payments to SELTEN under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

3.10.2.     Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by VIVUS on behalf of SELTEN to the appropriate governmental authority, and VIVUS will furnish SELTEN with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by SELTEN.

3.10.3.     VIVUS and SELTEN will cooperate with respect to all documentation required by any taxing authority or reasonably requested by VIVUS to secure a reduction in the rate of applicable withholding taxes.

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Article 4
Prosecution and Enforcement of Assigned Patents

4.1.     Prosecution and Enforcement.    As of the Effective Date of this Agreement, VIVUS will become responsible for Prosecuting and enforcing the Patents Rights at VIVUS’s sole cost and expense.

4.2.     Cooperation.  As of the Effective Date, SELTEN shall use best efforts to cooperate with VIVUS to effect the transfer of the right to Prosecute the Patent Rights before Patent Offices and initiate any enforcement actions, including by executing all lawful documents required to vest title to the Patent Rights in VIVUS.  SELTEN will use best efforts to assist VIVUS in every reasonable way in the procurement, maintenance, enforcement and defense of the Patent Rights, including the disclosure to VIVUS of all pertinent information and data with respect thereto, the execution of all lawful oaths, assignments, declarations and all other instruments which VIVUS shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to VIVUS, its successors and assigns the sole and exclusive rights, title and interest in and to such Patent Rights.

4.3.     Reimbursement of Transitional Prosecution Costs.    From the Effective Date of this Agreement until such time during the Term that any Patent Office having jurisdiction over any Patent Rights officially recognizes VIVUS as the owner of such Patent Rights, SELTEN shall follow VIVUS’s reasonable directions with respect to the Prosecution of the Patent Rights, and VIVUS shall reimburse SELTEN for all reasonable, documented out-of-pocket costs expended in connection therewith.

Article 5
Confidential Information

5.1.     Public Announcements.  The existence and the terms of this Agreement shall be treated by each Party as the other Party’s Confidential Information.  The Parties hereby consent to issuing the joint press release appended to this Agreement as Attachment 3,  following execution of the Agreement.  Otherwise, neither Party shall originate any publicity, news release, public announcements, or public disclosures, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, save only such announcements that are required to be made by law, regulations, the rules of a securities exchange, or the order of a court or other governmental body of competent jurisdiction or that are otherwise agreed to by the Parties. The Parties shall use Diligent Efforts to keep such announcements brief and factual.  If a Party decides to make such an announcement, required by law regulations, court order, or the rules of a securities exchange, or desires to make any other public disclosure relating to this Agreement, it shall give each other Party at least *** Business Days advance notice, where practicable, of the proposed text of the announcement or disclosure so that each other Party shall have an opportunity to comment. To the extent that a reviewing Party reasonably requests the deletion of any information in the proposed text, the disclosing Party shall delete such information unless, in the reasonable opinion of the disclosing Party’s legal counsel, such confidential information is legally required to be fully disclosed. Nothing herein shall prevent a Party from re-disclosing any factual information that has previously been disclosed to the public,

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provided that such information remains accurate.

5.2.     Confidentiality.  The Parties acknowledge that it may be necessary or desirable for them to share certain proprietary or confidential information or material (“Confidential Information”) to facilitate their performance hereunder.  Each Party agrees to keep the other party’s Confidential Information received during the Term of this Agreement in confidence and not to disclose it to any Third Party or use the other Party’s Confidential Information for any purpose other than for purposes hereunder, without the prior written consent of the other Party.  The obligation of confidentiality shall continue for a period of *** years from the date of execution of this Agreement.  Each Party may disclose the other Party’s Confidential Information to its employees and consultants, and employees and consultants of its Affiliates, who have a need to know such information and are bound by obligations of confidentiality and non-use similar to those herein.  Without limitation, each Party agrees to take commercially reasonable precautions to prevent the unauthorized disclosure to any Third Party of the Confidential Information received from another Party hereunder.  In order to be deemed confidential, the Confidential Information shall be supplied to the receiving Party in written form and identified as being confidential or, if disclosed orally, shall be confirmed in writing as being confidential within *** days of its oral disclosure.  Upon termination of this Agreement or at the disclosing Party’s reasonable request, a receiving Party shall promptly return or destroy all copies of the disclosing Party's Confidential Information, except that one (1) copy may be retained in archival legal files for the receiving Party to ensure compliance hereunder.  The receiving Party’s obligation of confidentiality hereunder, however, shall not apply to Confidential Information that:  (a) at the time of disclosure to the receiving Party is published, known publicly or is otherwise in the public domain; (b) after disclosure to the receiving Party is published or becomes known publicly or otherwise becomes part of the public domain through no fault of the receiving Party; (c) prior to the time of disclosure to the receiving Party, was known to the receiving Party as evidenced by its written records; (d) has been or is disclosed to the receiving Party in good faith by a Third Party who was not, or is not, under any obligation of confidentiality to the other Party at the time the Third Party discloses to the receiving Party; or (e) is independently developed by or on behalf of the receiving Party without reliance on the Information received hereunder as evidenced by its written records.  Nothing herein, however, shall prohibit a receiving Party from disclosing a disclosing Party’s Confidential Information to the extent it is required to be disclosed by law, regulation, rules of a securities exchange, or order of a court or other governmental body of competent jurisdiction, provided that the receiving Party gives the disclosing Party, prior to making any legally required disclosure, prompt notice of such requirement and an opportunity to intervene to protect or limit the disclosure.

5.3.     SEC Filings and Other Disclosures.  In addition to the disclosures that are permitted under Section 5.1 and that are permitted generally for Confidential Information pursuant to Section 5.2, a Party may disclose the terms of this Agreement and any information resulting from the activities contemplated by this Agreement (a) to the extent required to comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission or similar security regulatory authorities in other countries, (b) to comply with the applicable rules of a securities exchange, or (c) in connection with a prospective acquisition,

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merger, financing or license for such Party, to prospective acquirers or merger candidates or to existing or potential investors or licensees who are under an obligation of confidentiality substantially consistent with the terms hereof.

Article 6
Representations and Warranties

6.1.      Representations, Warranties of Each Party.  Each Party hereby makes the following representations, warranties and covenants:

6.1.1.     Authority.  As of the Effective Date, it has the full right, power and authority to enter into this Agreement;  this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms; and

6.1.2.     No Conflicts.  The execution, delivery and performance of this Agreement by such Party does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.2.      Additional Representations and Warranties of SELTEN.  In addition to the representations and warranties made by SELTEN under Section 6.1,  SELTEN further represents and warrants that:

6.2.1.     SELTEN has the right to assign the Patent Rights on behalf of it and its applicable Affiliates, and neither SELTEN nor any of its Affiliates has previously assigned, transferred, conveyed or otherwise encumbered the rights, title and interest in the Patent Rights, and there are currently no existing license agreements to which SELTEN or any of its Affiliates is a party for such Patent Rights;

6.2.2.     SELTEN has not received written notice of any claim or threatened claim by any Third Party that (i) such Third Party has any rights to the Patent Rights or (ii) any issued patents within the Patent Rights are invalid or unenforceable;

6.2.3.     To SELTEN’s knowledge as of the Effective Date, there is no litigation threatened, impending or existing against SELTEN or to which SELTEN is a party relating to the Patent Rights;

6.2.4.     To SELTEN’s knowledge as of the Effective Date, SELTEN is not aware of any claim of infringement of any patents owned or controlled by SELTEN existing as of the Effective Date of this Agreement, that are not included in the Patent Rights and which SELTEN could assert against VIVUS regarding its sales of any product;

6.2.5.     Contingent upon SELTEN’s receipt of the Upfront Payment set forth in Section

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3.1, SELTEN hereby covenants not to assert against VIVUS in any court or other body of competent jurisdiction an infringement claim alleging that any claim of any patent or patent application, that is owned by SELTEN as of the Effective Date or in the future, whether such patent claim has issued as of the Effective Date of this Agreement or issues thereafter from an application owned by SELTEN pending as of the Effective Date or in the future,  covers the Product or its use in the Field.      For the avoidance of doubt, the foregoing covenant extends to any process for manufacturing any Product, any composition of a Licensed Compound,  and any use of a Product in the Field.   Further for the avoidance of doubt, the foregoing covenant extends to any patents owned by any Affiliates of SELTEN;

6.2.6.     During the Term of this Agreement, SELTEN will comply in all material respects with all applicable laws and regulations concerning SELTEN’s obligations under this Agreement: and

6.2.7.     SELTEN has not received any communication from the FDA indicating that the orphan designation for Tacrolimus for the treatment of pulmonary arterial hypertension will be withdrawn, challenged or otherwise revoked and SELTEN has no knowledge of any Third Party that has filed an IND for Tacrolimus for the treatment of pulmonary arterial hypertension.

6.3.      Additional Representations and Warranties of VIVUS.  In addition to the representations and warranties made by VIVUS under Section 6.1,  VIVUS further represents and warrants that:

6.3.1.     During the Term of this Agreement, VIVUS will comply in all material respects with all applicable laws and regulations concerning the development, commercialization, manufacture, use, distribution, and sale of Products; and

6.3.2.     During the Term of this Agreement, VIVUS will comply in all material respects with all applicable laws and regulations concerning VIVUS’s obligations under this Agreement.

6.3.3.     VIVUS will use Commercially Reasonable Efforts in completing development and regulatory activities for a Licensed Compound in the VIVUS Territory.

6.4.      No Implication by  SELTEN.  Except as expressly stated herein, nothing in the Agreement will be construed as:

(a)     a warranty or representation by SELTEN as to the enforceability, validity or patentability or scope of any of the Patent Rights;

(b)     a warranty or representation by SELTEN that any Product or any other thing that has been or will be made, used, sold, offered for sale, or imported under any Patent Rights is or will be free from infringement of any patents or other intellectual property rights of any Third Parties or Affiliates of SELTEN;  or

(c)     a warranty or representation by SELTEN that any Patent Rights cover any Products.

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6.5.     Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS agreement, NEITHER OF THE PARTIES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENT RIGHTS TRANSFERRED HEREUNDER,  INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF ENFORCEABILITY, VALIDITY, PATENTABILITY, NONINFRINGEMENT, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Article 7
Indemnification and Insurance

7.1.      Indemnification.

7.1.1     Indemnification by VIVUS.  Subject to Section 7.2,  VIVUS shall indemnify, defend and hold harmless SELTEN and its Affiliates, and their respective directors, officers, employees and agents (each, a “SELTEN Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable and necessary attorneys’ fees and expenses) and cost (collectively, “Liability”) arising out of or relating to claims of any nature by any Third Parties:    (a) arising out of or relating to any breach by VIVUS of any of its representations, warranties or covenants set forth herein; or (b) relating to the development, commercialization, administration, use or manufacture of, or any other activity involving, any Product by or on behalf of VIVUS before, on, or after the Effective Date, except, in each case (a) and (b), to the extent caused in whole or in part by the gross negligence or willful misconduct of a SELTEN Indemnified Party.

7.1.2     Indemnification by SELTEN.   Subject to Section 7.2,  SELTEN will indemnify, defend and hold harmless VIVUS and  its Affiliates, and their respective directors, officers, employees and agents (each, a “VIVUS Indemnified Party”) from and against any and all Liability arising out of or relating to claims of any nature by any Third Parties arising out of or relating to any breach by SELTEN of any of its representations, warranties or covenants set forth herein, except, in each case, to the extent caused by the gross negligence or willful misconduct of a VIVUS Indemnified Party.

7.2        Conditions to Indemnification.  If either a SELTEN Indemnified Party or a VIVUS Indemnified Party (each, an “Indemnified Party”) intends to claim indemnification under Article 7, the Indemnified Party shall (a) give the other Party (the “Indemnifying Party”) reasonably prompt written notice of any Liability in respect of which the Indemnified Party intends to claim such indemnification, (b) reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s request and expense, in the defense or settlement of the claim, and (c) give the Indemnifying Party the right to control the defense or settlement of the claim, except that the Indemnifying Party shall not enter into any settlement that adversely affects the Indemnified Party’s rights or obligations under this Agreement without the Indemnified Party’s prior express written consent, which will not be unreasonably withheld or delayed.  The

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Indemnified Party may participate in the defense or settlement of any such claim at its own expense with counsel of its choosing.  Notwithstanding the foregoing, any failure of the Indemnified Party to comply with the provisions of this Section 7.2 will not relieve the Indemnifying Party of any defense or indemnity obligations hereunder except to the extent that the Indemnifying Party is prejudiced by such failure.

7.3        Limitations of Indemnification.    SUBJECT TO AND WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF EACH PARTY WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 7.1, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS, MILESTONES OR ROYALTIES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER.

Article 8
Term and Termination

8.1        Term.  The term of this Agreement will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with this Article 8, until the later of (i) the expiration of all Patent Rights or (ii) the expiration of the Stanford Agreement (the “Term”).

8.2        Early Termination.  Subject to Section 3.2, VIVUS may terminate this Agreement at any time by providing thirty (30) days written notice to SELTEN.  Termination shall be effective upon assignment of the Patent Rights to SELTEN pursuant to Section 8.3  below.

8.3        Reassignment of Patent Rights with Termination.  If VIVUS elects to terminate this Agreement under Section 8.2, VIVUS shall assign and transfer to SELTEN VIVUS’s entire right, title and interest in and to the Patent Rights remaining at the date of such termination by executing an instrument to such effect in form and substance reasonably satisfactory to SELTEN and will perform all other actions reasonably requested by SELTEN to effect and confirm such transfer.

8.4        Exclusivity.  In the event this Agreement is terminated pursuant to Sections 3.2 or 8.2, VIVUS hereby covenants that neither it nor its Affiliates will, directly or indirectly (including via a license with a Third Party), begin a phase II study on a Competing Product earlier than *** years from the date at which such termination becomes effective.  The Parties acknowledge that a failure to comply with the provisions of this Section 8.4 shall constitute a material breach of this Agreement.

8.5        Survival of Obligations. The expiration or termination of this Agreement will

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not relieve the Parties of any rights or obligations accruing prior to such termination, and any such termination will be without prejudice to the rights of either Party against the other.  The provisions of Articles 4, 5, 6, 7, 9, and 10 and Sections 8.3 and 8.4,  will survive any expiration or termination of this Agreement. Additionally, VIVUS’s ownership of the Patent Rights as of the Effective Date shall in no event be affected by the expiration or termination of this Agreement, except upon early termination as provided in Section 3.2 and this Article 8.

Article 9
Dispute Resolution; Governing Law

9.1        Mediation.  In the event of any controversy or claim arising out of or relating to this Agreement, including any involving any Affiliates of any Party, (a “Dispute”), a Party seeking to resolve such Dispute shall provide notice thereof to the other Party.  Any Dispute shall first be submitted to mediation according to the Commercial Mediation Procedures of the American Arbitration Association (“AAA”) (see www.adr.org).  Such mediation shall be attended on behalf of each Party for at least one (1) session by a senior business person with authority to resolve the Dispute.  Any period of limitations that would otherwise expire between the initiation of a mediation and its conclusion shall be extended until *** days after the conclusion of the mediation.

9.2        Arbitration.    Any Dispute that cannot be resolved by mediation within *** days of notice by one (1) Party to the other of the existence of a Dispute (unless the Parties agree to extend that period) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the AAA (“AAA Rules”; see www.adr.org) and the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The arbitration shall be conducted in San Francisco, California, by *** appointed in accordance with the AAA Rules.    The *** shall follow the ICDR Guidelines for Arbitrators Concerning Exchanges of Information in managing and ruling on requests for discovery.  The ***, by accepting appointment, undertakes to exert *** best efforts to conduct the process so as to issue an award within *** months of *** appointment, but failure to meet that timetable shall not affect the validity of the award.    The *** shall decide the Dispute in accordance with the substantive law as provided in Section 9.3 below.  The *** may award reasonable attorneys fees and costs to the prevailing party to the arbitration. The award of the *** may be entered in any court of competent jurisdiction.

9.3        Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of California without reference to its choice of laws or conflicts of laws provisions.

Article 10
Miscellaneous

10.1      Entire Agreement.  This Agreement, including each attachment and any other exhibit or schedule hereto, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter of this Agreement and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

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10.2      Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.3      Binding Effect. This Agreement and the rights granted herein will be binding upon, and will inure to the benefit of SELTEN,  VIVUS and their respective lawful successors and permitted assigns.

10.4      Assignment.  Neither Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other relevant Party, which will not be unreasonably withheld, provided that any Party may transfer this Agreement to an Affiliate without any requirement that it obtain the consent of the other Party and further provided that any Party may transfer this Agreement to a successor in connection with the transfer of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, whether by merger, consolidation, sale of assets, or otherwise, without any requirement that it obtain the  consent of the other Party.

10.5      Use of Names. Except as expressly provided, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name of the other Party or its Affiliates in connection with this Agreement.

10.6      No Waiver.  No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

10.7      Independent Contractors.  The Parties are independent contractors and not agents or employees of the other Party under this Agreement.  Nothing contained in this Agreement is intended nor is to be construed so as to constitute SELTEN or VIVUS as partners or joint venturers with respect to this Agreement.  No Party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party  or to bind the other Party to any other contract, agreement or undertaking with any Third Party except as may be explicitly provided for herein or authorized in writing.

10.8      Notices and Deliveries. Any notices, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation, delivered by registered letter (or its equivalent) or delivered by certified overnight courier service, to the Party to which it is directed at its address shown below or such other address as such Party will have last given by notice to the other Parties.

If to VIVUS:

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VIVUS, Inc.

900 E. Hamilton Ave.

Suite 550

Campbell, California 95008

Attention: Chief Executive Officer

with a copy to:

VIVUS, Inc.

900 E. Hamilton Ave.

Suite 550

Campbell, California 95008

Attention: General Counsel

If to SELTEN:

Selten Pharma, Inc.

751 Laurel St., #520

San Carlos, CA 94070

Attention:  Chief Executive Officer

10.9      Severability.  In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if such invalid or unenforceable provision had not been included herein.

10.10   Advice of Counsel. Each Party acknowledges and agrees it has participated in the drafting of this Agreement.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will exist or be implied against the Party which drafted such terms and provisions.

10.11   Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which need not contain the signature of more than one Party, but all such counterparts taken together will constitute one and the same agreement.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

10.12   Waiver.  Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy will not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.

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10.13   Compliance with Laws. Each Party will comply with all applicable laws, rules, regulations and orders of the United States and applicable foreign countries and supra-governmental organizations and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated thereby.

10.14   Construction.  Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”.  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The headings of this Agreement and any descriptions of Attachments and Exhibits or descriptions of cross‑references are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement.  The terms “including,” “include(s),” “such as,” and “for example” as used in this Agreement mean including the generality of any description preceding such term and will be deemed to be followed by “without limitation”.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date specified below.

SELTEN Pharma, Inc.

By:	/s/ Narinder Banait

Name:	Narinder S. Banait

Title:	Co-CEO, General Counsel

Date:	January 6, 2017

VIVUS, INC.

By:	/s/ John L. Slebir

Name:	John L. Slebir

Title:	SVP, General Counsel

Date:	January 6, 2017

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Attachment 1

Patent Rights

***
TITLE: COMBINATION THERAPY FOR PULMONARY HYPERTENSION

	Country	Patent Application Number
	***	***
	***	***

***
TITLE: COMPOSITIONS AND METHODS FOR THE TREATMENT OR PREVENTION OF PULMONARY HYPERTENSION

	Country	Patent Application Number
	***	***
	***	***

***
TITLE: PHARMACEUTICAL COMPOSITION

	Country	Patent Application Number
	***	***
	***	***

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Attachment 2

Form of Patent Assignment

GENERAL PATENT ASSIGNMENT

WHEREAS, SELTEN Pharma, Inc. a Cayman Islands corporation, having its place of business at 751 Laurel St., San Carlos, CA 94070 (hereinafter called “Assignor”), has established ownership rights in and to the patents and patent applications identified in the attached Exhibit (the “Patents”); and

WHEREAS, VIVUS, INC., a corporation of the State of Delaware, having its principle place of business at 900 E. Hamilton Ave. Suite 550,  Campbell, California 95008 (hereinafter called “Assignee”), desires to acquire all of Assignor’s right, title and interest in and to the Patents and any provisional or other right to recover damages, including royalties, for prior infringements of the Patents; and

NOW, THEREFORE, for good and sufficient consideration, the receipt of which is hereby acknowledged, and to the extent that the Assignor has not done so already via a prior agreement with the Assignee, or if the Assignor has already done so via a prior agreement with the Assignee then in confirmation of any obligation to do so in said prior agreement, the Assignor has sold, assigned, transferred, and set over, and by these presents does sell, assign, transfer, and set over, unto the Assignee, its successors, legal representatives, and assigns, the Assignor’s entire right, title, and interest in:

(a)  the Patents, including any and all: (1) continuations, continuations-in-part, requests for continued examination, divisions, renewals, substitute applications, and all patents granted thereon, and (2) reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms; and (3) any foreign counterparts of the foregoing; and

(b)  any provisional or other right to recover damages, including royalties, for prior infringements of the Patents.

The above-granted rights, titles, and interests are to be held and enjoyed by the Assignee, for its own use and behalf and the use and behalf of its successors, legal representatives, and assigns, as fully and entirely as the same would have been held and enjoyed by the Assignor had this sale and assignment not been made.

The Assignor hereby covenants and agrees to and with the Assignee, its successors, legal representatives, and assigns, that the Assignor will sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done in connection with any and all proceedings for the procurement, maintenance, enforcement and defense of said patents, and said patent applications, including interference proceedings, without charge to the Assignor, its successors, legal representatives, and assigns, but at the cost and expense of the Assignee, its successors, legal representatives, and assigns.

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IN WITNESS WHEREOF, Assignor and Assignee have caused this General Patent Assignment to be executed by their duly authorized officers or agents on this __ day of ___, 2017.

ASSIGNOR: SELTEN Pharma, INC.

BY:	DATE:

TITLE:

WITNESS:	DATE:

WITNESS:	DATE:

ASSIGNEE: VIVUS, INC.

BY:	DATE:

TITLE:

WITNESS:	DATE:

WITNESS:	DATE:

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Attachment 3

JOINT Press Release

VIVUS AND SELTEN PHARMA ANNOUNCE AGREEMENT FOR THE
DEVELOPMENT AND COMMERCIALIZATION RIGHTS TO TREATMENTS FOR
PULMONARY ARTERIAL HYPERTENSION (PAH)

MOUNTAIN VIEW, Calif., and SAN CARLOS, Calif., January __, 2017 - VIVUS, Inc. (Nasdaq: VVUS) and Selten Pharma, Inc., announced VIVUS’ acquisition from Selten of exclusive, worldwide rights for the development and commercialization of tacrolimus and ascomycin for the treatment of Pulmonary Arterial Hypertension (PAH) and related vascular diseases.  VIVUS assumes all development and commercialization responsibilities.

Selten has assigned VIVUS its license to a family of patents owned by the Board of Trustees of the Leland Stanford Junior University (Stanford) and all rights under a collection of patent applications owned by Selten.  The licensed patent family includes U.S. Patent No. 9,474,745 and is directed to methods of using tacrolimus to treat PAH. The assigned patent applications are directed to additional compounds and methods for the treatment of PAH and formulations for tacrolimus. In March 2015, Selten received orphan drug designation for tacrolimus for the treatment of PAH.

VIVUS is responsible for all future financial obligations to Stanford under the Stanford license. Selten will receive an upfront payment, and development and sales milestone payments, as well as tiered royalties on future sales of these compounds.

“Pulmonary Arterial Hypertension is a degenerative disease with current treatment options that only address the symptoms to slow the progression of the disease. We are excited about the potential of tacrolimus and ascomycin to significantly improve the quality of life and life expectancy of PAH patients,” said Seth H.Z. Fischer, VIVUS’ Chief Executive Officer. “The move into PAH is the latest announcement in our effort to reshape VIVUS to build long-term stockholder value, and we look forward to additional announcements in the future.”

“We are excited to partner with VIVUS to strive to bring new therapies to PAH patients who have limited treatment options,” said Leo Gu, Ph.D., President and Co-CEO of Selten.  “Early compassionate use of the licensed compounds demonstrate potential to go beyond symptom management and impact the progression of disease,” he added.

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“It has been a pleasure to collaborate with VIVUS on this strategic deal, and we are looking forward to these important therapies being developed and making a difference in patients’ lives,” said Narinder S. Banait, Ph.D., J.D. General Counsel, and Co-CEO of Selten.  “Selten will continue to focus on rare diseases,” he added.

About Pulmonary Arterial Hypertension (PAH)

PAH is a chronic life-threatening disease characterized by elevated blood pressure in the pulmonary arteries (arteries between the heart and lungs) due to severe constriction of these blood vessels.  These high pressures make it difficult for the heart to pump blood through the lungs to be oxygenated.  The symptoms of PAH are non-specific and can range from mild shortness of breath and fatigue during normal daily activity to symptoms of right heart failure and severe restrictions on exercise capacity and ultimately reduced life expectancy. PAH includes patients with idiopathic PAH, familial PAH, and associated PAH, which is related to certain conditions including connective tissue diseases, congenital systemic-to-pulmonary-shunts, portal hypertension, HIV infection, drugs and toxins.  The current treatments for PAH involve calcium channel antagonists, prostacyclins, prostacyclin receptor (IP receptor) agonist, endothelin receptor antagonists, phosphodiesterase-5 (PDE5) inhibitors, and long-term anticoagulant therapy, with the aim to reduce symptoms and improve quality of life.

About VIVUS

VIVUS is a biopharmaceutical company commercializing Qsymia® (phentermine and topiramate extended-release) capsules CIV for the treatment of obesity. For more information about the company, please visit www.vivus.com.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks, uncertainties and other factors, including risks and uncertainties related to potential change in our business strategy to enhance long-term stockholder value;  risks and uncertainties related to the timing, strategy and success of the development and commercialization of tacrolimus and ascomycin for the treatment of Pulmonary Arterial Hypertension and related vascular diseases; and risks and uncertainties related to our ability to continue to identify, acquire and develop innovative investigational drug candidates and drugs. These risks and uncertainties could cause actual results to differ materially from those referred to in these forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ended December 31, 2015 as filed on March 9, 2016 and as amended by the Form 10-K/A filed on April 22, 2016, and periodic reports filed with the Securities and Exchange Commission. VIVUS does not undertake an obligation to update or revise any forward-looking statements.

About Selten Pharma, Inc.

Selten Pharma, Inc. is a privately held clinical-stage biopharmaceutical company focused on the development and commercialization of therapies for the treatment of rare diseases.  The

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company has drug candidates in various stages of clinical and preclinical development.  Selten's pipeline and product development strategy offers the possibility of rapid commercialization with lower risks than typical new chemical entities.

Contacts:

VIVUS, Inc.

Mark Oki

Chief Financial Officer

oki@vivus.com

650-934-5200

VIVUS Investor Relations:

The Trout Group

Brian Korb

Managing Director

bkorb@troutgroup.com

646-378-2923

Selten Pharma, Inc.

Tiberend Strategic Advisors, Inc.

Andrew Mielach

212-375-2694

amielach@tiberend.com

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